SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 3



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 1, 2002

                              RIMPAC RESOURCES LTD.
             (Exact name of registrant as specified in its charter)


            NEVADA                       0-29481                91-1921379
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)


            3665 RUFFIN ROAD, SUITE 225, SAN DIEGO, CALIFORNIA 92123
               (Address of principal executive offices) (Zip Code)

                                 (866) 568-6266
               Registrant's telephone number, including area code

     1765 DUCHESS AVENUE, SUITE M2, WEST VANCOUVER, BRITISH COLUMBIA V7V 1P8
          (Former name or former address, if changed since last report)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 1, 2002, the registrant closed its acquisition of Internet LOTO, a privately-held California corporation, pursuant to the terms of a Share Exchange Agreement dated January 17, 2002 (the "Share Exchange Agreement"). Internet LOTO is now a wholly-owned subsidiary of the registrant.

         The registrant has issued 11,450,000 shares of its common stock to the shareholders of Internet LOTO. There are now 20,000,000 shares of common stock of the registrant issued and outstanding.

         Upon the closing of the acquisition, Thomas M. Johnson, age 41, was appointed as the sole officer and director. Mr. Johnson graduated from University of California, San Diego (UCSD) with a BA in Biochemistry & Cellular Biology and minor in Computer Science in 1985. He was a Senior Coder/Programmer at Scripps Institution of Oceanography for over 4 years. Mr. Johnson also completed a certified Business Management program at UCSD in 1993. From 1985 - 1994, he worked as Director of Manufacturing for some of San Diego's highly acclaimed biotechnology and pharmaceutical companies, such as, Gen-Probe, Telios Pharmaceuticals and Chromagen.

         In April 1994, he founded HI-TEK Multimedia, Inc., a private California multimedia company specializing in development and production of interactive CD-ROMs and web sites for travel, golf, tourism and hospitality industries. From 1997 - 1998, he was a Director for Traveler's Aid, a non-profit organization assisting and aiding travelers with free information at numerous international airports. In the same year, Mr. Johnson was also a Director on the Advanced Technology Committee for the San Diego Convention and Visitors Bureau.

         From March 1999 to present, Mr. Johnson has been a technology and marketing consultant to the Secretary of Tourism for the Government of Baja California, Mexico. In addition, he is currently working with the Vietnamese government to develop a strategic marketing plan to promote tourism and investment for the country with second fastest growing economy in Asia.

         In 2000 - 2001, HI-TEK produced the Carlsbad Vacation Planner CD-ROM for the Carlsbad Convention and Visitors Bureau, which won the top digital marketing award at HSMAI (Hospitality Sales and Marketing Association International) event with over 2000 entries worldwide.

         Finally, in February 2001, Mr. Johnson founded Internet LOTO, a marketing company developing the latest online lottery technologies to assist in the promotions of state and government sanctioned lotteries worldwide.

         Lastly, Mr. Johnson speaks and writes Vietnamese, Spanish and English fluently.

         As of February 1, 2002, the executive offices of the registrant have been moved to the facilities of InternetLOTO in San Diego, California.

         Internet LOTO is a company organized in September 2001 under the laws of the State of California. It is pursuing its business plan of developing a global online lottery web portal, InternetLOTO.com. Through strategic alliances with global industry leaders, governments and charitable organizations, Internet LOTO plans on distributing e-tickets for the Internet's largest jackpot lotteries.

         Thus far, Internet LOTO has prepared its business plan; designed and launched the FLASH Animation web page (WWW.INTERNETLOTO.COM); and designed and launched the front end web site (Alpha stage).

         Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the registrant's shares anticipated as a result of the acquisition of IPEC: (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding registrant's shares, (b) each director and executive officer of the registrant as of the date hereof, and (c) all executive officers and directors as a group.

        ----------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF      PERCENT OF ALL
                                                                                   SHARES OWNED       OUTSTANDING
                       NAME                          POSITION (IF ANY)                                  SHARES1
        ----------------------------------------------------------------------------------------------------------
                Thomas M. Johnson                Sole Officer and Director           1,431,250           7.2%
        ----------------------------------------------------------------------------------------------------------
                  Lee P. Johnson                Chief Technology Officer and         1,431,250           7.2%
                                                  Director of Internet LOTO
        ----------------------------------------------------------------------------------------------------------
                Amoeba Corporation                                                   8,587,500           42.9%
        ----------------------------------------------------------------------------------------------------------
            Officers and Directors as a                                              1,431,250           7.2%
                  group (1person)
        ----------------------------------------------------------------------------------------------------------

      1 The percentages shown are based on 20,000,000 shares, being the total of the issued and outstanding shares of the registrant upon completion of the acquisition.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial statements of businesses acquired: The restated audited financial statements of InternetLOTO as of and for the period from inception (September 19, 2001) through December 31, 2001 are being filed herewith



         (b) Pro forma financial information: Revised pro forma financial information filed herewith


         (c)   Exhibits:

               REGULATION
               S-K NUMBER                         DOCUMENT

                  2.1 Share Exchange Agreement by and between Rimpac Resources Ltd. and the shareholders of Internet Loto, Inc. Dated as of January 17, 2002 (1)

                 99.1        Press release dated February 6, 2002 (1)

               --------------
                  (1)      Filed previously

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIMPAC RESOURCES LTD.


Date:    8/02/02                    By:   /S/ THOMAS M. JOHNSON
      -------------------------        -----------------------------------------
                                            Thomas M. Johnson
                                            President

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors and Stockholders
Internet LOTO, Inc.


We have audited the accompanying balance sheet of Internet LOTO, Inc., (A development stage company) as of December 31, 2001, and the related statement of operations, stockholders' equity (deficit), and cash flows from inception, September 19, 2001 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our report dated April 10, 2002, we expressed an opinion that the balance sheet as of December 31, 2001 and the related statement of operations, stockholders' equity (deficit), and cash flows from inception, September 19, 2001 through December 31, 2001 were in conformity with generally accepted accounting principles in the United States of America. However, as discussed in Note A (restatement) the Company has reclassified certain fixed assets and work in process as marketing costs and research and development expenses. The result is a decrease in assets by $225,000 and a corresponding increase in these expense categories.


In our opinion, the restated financial statements referred to above present fairly, in all material respects, the financial position of Internet LOTO, Inc. as of December 31, 2001, and the results of its operations and its cash flows from September 19, 2001, date of inception, through December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note G to the financial statements, the Company has suffered losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note G. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ SIEGEL SMITH LLP

Siegel Smith LLP
Solana Beach, California


July 29, 2002

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                                  DECEMBER 31

                                    RESTATED



                                     ASSETS

                                                                      2001
                                                                 ---------------
CURRENT ASSETS
   Cash                                                         $         1,000
   -----------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                                1,000

FIXED ASSETS
   Computers                                                              9,284
   Gaming engine                                                        125,000
   Web site                                                              35,000
   -----------------------------------------------------------------------------
      TOTAL PROPERTY AND EQUIPMENT                                      169,284


   -----------------------------------------------------------------------------
      TOTAL ASSETS                                              $       170,284
   =============================================================================

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


CURRENT LIABILITIES
   Note payable                                                 $         1,000
   Accounts payable                                                     445,772
   Accrued liabilities                                                   11,300
   -----------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                         458,072

LONG TERM LIABILITIES

STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock                                                           -
   Accumulated deficit during development stage                        (287,788)
   -----------------------------------------------------------------------------
      Total stockholders' equity (deficit)                             (287,788)

   -----------------------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $       170,284
   =============================================================================




               SEE THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
  FOR THE PERIOD FROM INCEPTION, SEPTEMBER 19, 2001 THROUGH DECEMBER 31, 2001

                                   RESTATED





                                                                From Inception
                                                              September 19, 2001
                                                                    Through
                                                              December 31, 2001
  ------------------------------------------------------------------------------
REVENUES                                                      $

RESEARCH AND DEVELOPMENT                                                 20,000

ADMINISTRATIVE AND SELLING EXPENSES
   Salaries                                                              40,000
   General and administrative expenses                                   19,432
   Office occupancy                                                       1,139
   Marketing                                                            205,400
   Travel and entertainment                                               1,017
   -----------------------------------------------------------------------------
      TOTAL ADMINISTRATIVE EXPENSE                                      266,988

   -----------------------------------------------------------------------------
      NET LOSS FROM OPERATIONS                                         (286,988)

INCOME TAXES                                                                800

   -----------------------------------------------------------------------------
      NET LOSS                                                $        (287,788)
   =============================================================================


   Weighted Average Shares                                            1,442,308
   Loss per share                                             $           (0.20)





               SEE THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
          FROM INCEPTION, SEPTEMBER 30, 2001 THROUGH DECEMBER 31, 2001

                                    RESTATED



==================================================================================================================

                                                              Common Stock          Accumulated
          Date             Description                     Shares       Dollars       Deficit          Total
------------------------------------------------------------------------------------------------------------------
September 19, 2001      Beginning                             -            -             -               -
                           balance

October 18, 2001        Founders shares                   2,000,000   $    -                        $    -

December 31, 2001       Net loss                                                    $  (287,788)    $  (287,788)

------------------------------------------------------------------------------------------------------------------
Balance November 30, 2001                                 2,000,000   $    -        $  (287,788)    $  (287,788)
==================================================================================================================








                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              INTERNET LOTO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
          FROM INCEPTION, SEPTEMBER 19, 2001 THROUGH DECEMBER 31, 2001

                                    RESTATED



                                                                From Inception
                                                              September 19, 2001
                                                                   Through
                                                              December 31, 2001
                                                             ===================

CASH FLOWS FROM OPERATING ACTIVITIES
    Net Loss                                                 $         (287,788)

    Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation
       Stock for services
       Changes in:
       Accrued liabilities                                               11,300
       Accounts payable                                                 445,772
--------------------------------------------------------------------------------
Net Cash Provided (Used) in Operating Activities                        169,284

CASH FLOWS FROM INVESTING ACTIVITIES
       Gaming engine                                                   (125,000)
       Web site                                                         (35,000)
       Acquisition of equipment                                          (9,284)

--------------------------------------------------------------------------------
Net Cash Provided (Used) by Investing Activities                       (169,284)

CASH FLOWS FROM FINANCING ACTIVITIES
       Notes payable                                                      1,000

--------------------------------------------------------------------------------
Net Cash Provided by Financing Activities                                 1,000

       NET INCREASE IN CASH                                               1,000

    Cash, beginning of the year                                               0

--------------------------------------------------------------------------------
    Cash, December  31                                       $            1,000
================================================================================

SUPPLEMENTAL NON CASH INVESTING AND FINANCING ACTIVITIES:


SUPPLEMENTAL INFORMATION:
       Interest paid                                         $                0
       Taxes paid                                            $                0



               SEE THE ACCOMPANYING NOTES TO FINANCIAL STATEEMNTS

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    RESTATED



NOTE A -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
Internet LOTO, Inc. (the "Company") was incorporated in the State of California on September 19, 2001. The Company is developing a web site "www.internetloto.com", incorporating a global lottery. International players will have the potential to win cash and will be able to watch weekly lotto games put on by various foreign governments. Guests may enter any weekly jackpot by purchasing a $1.00 (US) entry and selecting their lucky numbers or allowing the computer to select numbers for them. All transactions will be secured through an established online credit card transaction company.


RESTATEMENT
The Company has restated the financial statements as originally filed. This restatement is a reclassification of certain fixed assets and work in process that was determined to be marketing costs and research and development expense. The effect of this adjustment is a reduction in fixed assets of $25,000 and the elimination of work-in-process in the amount of $200,000. Correspondingly, an increase in marketing and research and development expense was recorded.


DEVELOPMENT STAGE OPERATIONS
Since inception, September 19, 2001, the Company has devoted significantly all of its efforts to development of a web site, obtaining capital resources and obtaining lottery licenses. Therefore, the Company is considered a development stage company as described in SFAS No. 7.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

BASIC AND DILUTED NET LOSS PER SHARE
Net loss per share is calculated in accordance with SFAS128, EARNINGS PER SHARE for the period presented. Basic net loss is based upon the weighted average number of common shares outstanding. The Company has operated at a loss during the development stage and as of December 31, 2001 only the Basic Per Share information is reported.

COMPREHENSIVE INCOME
The Company has adopted SFAS 130, REPORTING COMPREHENSIVE INCOME, which establishes standards for reporting comprehensive loss and its components in the financial statements. To date, the Company's comprehensive loss equals its net loss.

CASH AND CASH EQUIVALENTS
Cash equivalents include cash on hand and in banks.

ACCOUNTING METHOD
The Company uses the accrual method of accounting, which recognizes income as it is earned and expenses as they are incurred.

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    RESTATED



EQUIPMENT AND DEPRECIATION
Property and equipment are carried at historical cost. The Company is currently developing the initial web site and gaming engine through a related party, (Note
E). Since the web site and gaming engine are not fully operational at this point the Company has not begun depreciation of these assets. Once fully operational the Company anticipates depreciating the web site over a two-year period and five years for the gaming engine. The Company will use the modified accelerated cost recovery method for income tax purposes. In December 2001 the Company purchased four laptop computers from a related party (Note E), Hi-Tek.com, but the systems were not implemented until January 2002. Therefore, no depreciation has been recorded, but the Company will use the modified accelerated cost recovery method for income tax purposes.


INCOME TAXES
Income taxes are calculated using the liability method specified by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Deferred income taxes reflect the net tax effects of temporary differences between the financial statement carrying amounts and tax rates in effect in the years in which the differences are expected to reverse.

ACCOUNTING FOR STOCK-BASED COMPENSATION
Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (SFAS No. 123) prescribes a fair value method of accounting for stock based compensation plans and for transactions in which stock options or other equity instruments are exchanged for goods or services. The Company adopted this accounting standard at inception. Accordingly, the fair value of the equity instruments issued is used to account for the payment of services rendered. Also, in accordance with SFAS No. 123, the Company has footnote disclosure with respect to stock-based non-employee compensation. The cost of stock based compensation is measured at the grant date on the value of the award and recognizes this cost over the service period. The value of the stock-based award is determined using a pricing model whereby compensation cost is the excess of the fair market valued of the stock as determined by the model at grant date or other measurement date over the amount an employee must pay to acquire the stock.

NEW ACCOUNTING PRONOUNCEMENTS
In December 1999, the Staff of the Securities and Exchange Commission released Staff Accounting Bulletin (SAB) No. 101, REVENUE RECOGNITION, to provide guidance on the recognition, presentation and disclosure of revenues in financial statements. In June 2000, the SEC staff amended SAB 101 to provide registrants with additional time to implement SAB 101. The Company will be required to adopt SAB 101 by the fourth quarter of fiscal 2001. Upon commencement of operations, the Company intends to adopt the revenue recognition practices to conform to SAB 101. Furthermore, the Company does not expect the adoption of SAB 101 to have a material effect on its financial position or results of operation.

In June 2001, the SFAS adopted Standard No.142, GOODWILL AND OTHER INTANGIBLE ASSETS, the Board concluded that intangible assets that are being amortized should continued to be reviewed for impairment in accordance with FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. Management has implemented this Standard, but found no impairment of their assets, as of December 31, 2001.

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    RESTATED



NOTE B - NOTES PAYABLE

The Company has obtained from one shareholder an initial amount of $1,000 used to open the bank account. The note is an unsecured demand note and the shareholder has waived interest on the note until paid. The Company intends to repay the note with investments from future shareholders, (Note E).



NOTE C - INCOME TAXES

Income tax expense of $800 represents the minimum California franchise tax for the fiscal year- ended March 31, 2002. Currently the Company does not have any deferred income tax since it has not completed its first fiscal year of operations.



NOTE D - COMMON STOCK

The Company has authorized 4,000,000 shares of no par value common stock. On December 31, 2001 there were 2,000,000 shares issued and outstanding. Subsequent to December 31, 2001 the Company amended its articles of incorporation to increase the number of shares authorized to 8,000,000 (Note F).


NOTE E - RELATED PARTY TRANSACTIONS

The Company had entered into a service contract agreement ("agreement") with Hi-Tek.com, Inc., ("Hi-Tek"), to develop the Company name and identity, design graphics and a logo, design the web site including content development, flash animation as well as host and maintain the web site. Additional provisions are also included in the agreement relating to the business plan and gaming and lottery research and analysis. The total amount for Phase I of the agreement is $385,000. Additionally, Hi-Tek has provided the funding for all the Company's expenses incurred through December 31, 2001. These expenses include salaries of $40,000 to a total of four individuals; the amounts for rent; legal and professional expenses; as well as the other administrative expenses incurred and paid through December 31, 2001. Hi-Tek is owned and operated by the two shareholders that own 100% of the Company's outstanding stock as of December 31, 2001. The two shareholders are also officers of the Company. The total amount owed to Hi-Tek as of December 31, 2001 was $445,772.

The Company has obtained from one shareholder an initial amount of $1,000 used to open the bank account. The note is an unsecured demand note and the shareholder has waived interest on the note until paid. The Company intends to repay the note with investments from future shareholders, (Note B).

The two shareholders of the Company have assigned, to the Company, a Joint Venture/Consulting Agreement between the shareholders and Amoeba Corp., ("Amoeba" a Nassau, New Providence, Bahamas Corporation), (See Note F regarding terms of the agreement.) The assignment of the Joint Venture/Consulting Agreement to the Company was determined not to have a value other than the founders shares issued to the shareholders at no value.

                               INTERNET LOTO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    RESTATED




NOTE F - SUBSEQUENT EVENTS

The Company has amended its articles of incorporation to increase the authorized shares of common stock to 8,000,000.

The Company has acquired a contract with Amoeba to provide various services to the Company. The services include, but are not limited to, a business plan, mergers and acquisitions, strategic alliances, technical global strategies regarding governmental interfaces and compliance with international standards and research advice. In exchange for these services the Company issued to Amoeba, in February 2002, 8,587,500 shares of common stock of Rimpac Resources Ltd., (see following paragraph). The Company was originally to issue 6,000,000 shares of its common stock for these services, however, the Company's original Articles of Incorporation only allowed for 4,000,000 authorized shares. In December 2001 the Company filed amended Articles of Incorporation increasing the authorized shares to 8,000,000 and received approval from the State of California on February 15, 2002. The contract, dated February 2, 2001, was originally between Amoeba and the two shareholders of the Company at December 31, 2001 (Note E). Amoeba is controlled by Owen Bethel, who subsequently was appointed to the Board of Directors of Rimpac Resources Ltd.


The Company, effective February 1, 2002, completed an arrangement with Rimpac Resources Ltd.(OTCBB: trading symbol rimp), whereby the shareholders of Internet LOTO exchanged all of their common shares for 11,450,000 shares of Rimpac Resources Ltd. The exchange was accounted for as a reverse acquisition since Internet LOTO shareholders received 57.3% of the 20 million shares outstanding after completion of the exchange.


NOTE G - GOING CONCERN

At December 31, 2001 the Company had a significant working capital deficit. Additionally, the Company has negative stockholders' equity during their development stage. These factors raise doubt about the Company continuing as a going concern.

Management continues to seek capital via the sale of convertible debentures. The Company is also discussing financing alternatives with various investment groups. There can be no assurance that the Company will be successful in its efforts to raise adequate capital. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                    HEAD NOTE
                        PRO FORMA FINANCIAL PRESENTATION

On February 1, 2002 Rimpac Resources Ltd. ("Rimpac" the "Company") (a development stage company) completed its acquisition of the privately-held California Corporation Internet LOTO, Inc. (a development stage company). The acquisition was completed by Rimpac issuing, 11,450,000 shares of its common stock to the shareholders of Internet LOTO. After the issuance of the shares of stock there are 20,000,000 shares issued and outstanding. The former shareholders of Internet LOTO control 57.25% of the outstanding shares. As part of the agreement the officers and directors of Rimpac immediately resigned and Mr. Thomas M. Johnson, (an officer and director of Internet LOTO), was appointed as the sole officer and director of the Company.

The following pro forma balance sheet, as of December 31, 2001, and pro forma statement of operations for the year ended December 31, 2001 for Rimpac, and from September 19, 2001, (inception) through December 31, 2001 for Internet LOTO.are provided. These pro forma financial statements have been prepared based upon the audited historical financial statements of each Company. These pro forma financial statements do not reflect any adjustments do to the fact that there is no assurance that any adjustments are justified. These pro forma financial statements should be read in conjunction with the audited financial statements of each Company including the disclosures associated with each. The pro forma financial information presented is not necessarily indicative of that which would have been attained had the transaction occurred at an earlier date.

    INTERNET LOTO, INC. (A DEVELOPMENT STAGE COMPANY) RIMPAC RESOURCES LTD.
              (A DEVELOPMENT STAGE COMPANY) PROFORMA BALANCE SHEET
                               DECEMBER 31, 2001

                                    RESTATED





                                                                Internet        Rimpac                               Proforma
                                                                  LOTO        Resources          Adjustments        Consolidated
                                                              ===========     =========          ===========        ============
                                                   ASSETS

CURRENT ASSETS
   Cash                                                       $    1,000      $        3                            $     1,003
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                                          1,000               3                                  1,003


FIXED ASSETS
   Computers                                                       9,284                                                  9,284
   Gaming engine                                                 125,000                                                125,000
   Web site                                                       35,000                                                 35,000
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL PROPERTY AND EQUIPMENT                                169,284                                                169,284


   -----------------------------------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                          $  170,284      $        3                            $   170,287
   =============================================================================================================================

                                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Note payable - related parties                             $    1,000      $   10,000                                 11,000
   Accounts payable                                                               14,782                                 14,782
   Accounts payable - related parties                            445,772                                                445,772
   Operating advances - related parties                                           22,107                                 22,107
   Accrued liabilities                                            11,300                                                 11,300
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                                   458,072          46,889                                504,961


LONG TERM LIABILITIES

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock                                                                   -
   Common stock                                                      -             8,550                                  8,550
   Additional paid in capital                                                     24,162                                 24,162
   Accumulated deficit during development stage                 (287,788)        (79,598)                              (367,386)
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                       (287,788)        (46,886)                              (334,674)

   ---------------------------------- ------------------------------------------------------------------------------------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)     $  170,284      $        3                            $   170,287
   =============================================================================================================================



               See the Accompanying Notes to Financial Statements

                              INTERNET LOTO, INC.
            RIMPAC RESOURCES LTD. (BOTH DEVELOPMENT STAGE COMPANIES)
                        PROFORMA STATEMENT OF OPERATIONS
    FOR THE PERIOD SEPTEMBER 19, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001
                      AND THE YEAR ENDED DEEMBER 31, 2001

                                    RESTATED



                                                  Internet LOTO                Rimpac
                                                 From Inception               For the
                                                September 19, 2001           Year Ended
                                                      Through               December 31,                           Proforma
                                                 December 31, 2001               2001           Adjustments        Combined
=============================================================================================================================
REVENUES                                         $                        $                                      $

RESEARCH AND DEVELOPMENT                                 20,000                                                       20,000

ADMINISTRATIVE AND SELLING EXPENSES
  Salaries                                               40,000                                                       40,000
  General and administrative expenses                    19,432                  22,702                               42,134
  Office occupancy                                        1,139                                                        1,139
  Promotions and advertising                            205,400                                                      205,400
  Travel and entertainment                                1,017                                                        1,017
  ----------------------- ---------------------------------------------------------------------------------------------------
    TOTAL ADMINISTRATIVE EXPENSE                        266,988                  22,702                              289,690

  ----------------------- ---------------------------------------------------------------------------------------------------
    NET LOSS FROM OPERATIONS                           (286,988)                (22,702)                            (309,690)

OTHER INCOME (EXPENSE)
  Foreign currency transactions gain (loss)                                        (134)                                (134)

INCOME TAXES                                                800

  ---------------------------------------------------------------------------------------------------------------------------
    NET LOSS                                     $     (287,788)          $     (22,836)                         $  (309,824)
  ===========================================================================================================================




               See the Accompanying Notes to Financial Statements